UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 1, 2005

                  Strategy International Insurance Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
                 (State or Other Jurisdiction of Incorporation)


                 333-106637                         16-1644353
          (Commission File Number)               (I.R.S. Employer
                                               Identification Number)


                                 (416) 391-4223
              (Registrant's Telephone Number, Including Area Code)


    200 Yorkland Blvd., Ste. 200, Toronto, ON M2J5C1, Canada       M2J5C1
            (Address of Principal Executive Offices)             (Zip Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 1, 2005, Louis E. Lettieri replaced Ed Kruk as the registrant's Chief Financial Officer.

     Prior to joining the registrant, from 1995 through December 31, 2004, Mr. Lettieri was a partner at Samuel Klein and Company, Certified Public Accountants and headed its SEC practice. As a partner with Samuel Klein and Company, Mr. Lettieri was in charge of the audit services provided to the registrant through December 31, 2004. The relationship between the registrant and Samuel Klein and Company was terminated on January 19, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Strategy International Insurance
                                                Group, Inc.

                                                /s/
                                                -------------------------------
                                                By:     Stephen Stonhill
                                                Its:    Chief Executive Officer

Date: February 7, 2005